Prospectus Supplement                                        200417 1/03
dated January 1, 2003 to:
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PUTNAM MUNICIPAL INCOME FUND (the "fund")
Prospectus dated July 30, 2002

On December 13, 2002, the Board of Trustees of the fund approved a decrease in the fees payable to Putnam Investment Management, LLC, the fund's investment manager ("Putnam Management"), under the fund's Management Contract effective January 1, 2003. Effective January 1, 2003, these fees will be paid quarterly at the annual rate equal to the lesser of (i) 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of the average net asset value of the fund, 0.50% of the next $500 million of such average net asset value, 0.45% of the next $500 million of such average net asset value, 0.40% of the next $5 billion of such average net asset value, 0.375% of the next $5 billion of such average net asset value, 0.355% of the next $5 billion of such average net asset value, 0.34% of the next $5 billion of such average net asset value and 0.33% thereafter.

As a result of the change, the sections of the prospectus entitled "Fees and Expenses - Annual Fund Operating Expenses" and "Fees and Expenses - Example" are replaced with the following:

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

         Management     Distribution     Other     Total Annual Fund
           Fees*        (12b-1) Fees    Expenses  Operating Expenses*

Class A    0.50%           0.25%         0.11%          0.86%
Class B    0.50%           0.85%         0.11%          1.46%
Class C    0.50%           1.00%         0.11%          1.61%
Class M    0.50%           0.50%         0.11%          1.11%

* Management fees and Total annual fund operating expenses have been restated to reflect a decrease in the fees payable to Putnam Management effective January 1, 2003. Actual management fees for each class were 0.59%.


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

                           1 year    3 years   5 years   10 years

Class A                     $559      $736      $929      $1,485
Class B                     $649      $762      $997      $1,584*
Class B (no redemption)     $149      $462      $797      $1,584*
Class C                     $264      $508      $876      $1,911
Class C (no redemption)     $164      $508      $876      $1,911
Class M                     $434      $666      $917      $1,633

* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

In addition, the second paragraph under the heading "Who manages the fund?" is replaced with the following:

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Tax Exempt Fixed Income Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

Portfolio leader        Since    Experience

Richard P. Wyke         2002     1987 - Present        Putnam Management

Portfolio members       Since    Experience

Paul M. Drury           2002     1989 - Present        Putnam Management

David E. Hamlin         2002     1998 - Present        Putnam Management
                                 Prior to Aug. 1998    Vanguard Group

Susan A. McCormack      2002     1994 - Present        Putnam Management